UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 14, 2011

Date of report (Date of earliest event reported)

L & L Energy, Inc.

(Exact name of Registrant as Specified in Charter)

Nevada	000-32505	91-2103949
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

130 Andover Park East, Suite 200, Seattle WA 98188

                (Address of principal executive offices)                          (Zip Code)

(206) 264-8065

Registrant’s telephone number, including area code

(Former Name or Former Address, If Changed Since Last Report.)

                      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

                       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On April 14, 2011, L & L Energy, Inc., a Nevada corporation (“L&L” or the “Company”), entered into two contracts via its subsidiaries to supply coal to Kunming Iron & Steel Group Co., Ltd. of China and its subsidiaries (“KISG”).

Under the first contract, L&L’s subsidiary KMC (Kunming BiaoYu Industrial Furnace Co., Ltd.), a Chinese company, will provide 300,000 tons of coal to KISG until December 20, 2011.  Under the second contract, L&L’s subsidiary in the U.S. (Energy Pacific Inc., a Nevada corporation) has two years to provide 400,000 tons/year of coal sourced from North America to KISG.  There will be no penalty against L&L if coal (including valid international delivery mechanism) is not available in the two-year period, in which case the parties agree to renegotiate the contract.

Forward Looking Statements

Information set forth in this Form 8-K report that is not purely historical are “forward looking statements” within the meaning of Section 21E of the Securities and Exchange Act of 1934.  Forward looking statements include, without limitation, statements regarding the Company’s business strategy, market/revenue/profitability prediction, risks/uncertainties, and future performance.  All such forward looking statements are based upon information available to the Company as of the date hereof, and the Company assumes no obligation to update any such statement.  Actual results could differ materially from the Company’s current expectations.  Factors that could contribute to such differences include, without limitation, risks related to volatility in coal demand, China’s political/economic environment, the Company’s ability to acquire coal-mine related assets and corresponding financing, and other factors discussed in the Company’s reports filed by the Company from time to time with the Securities and Exchange Commission.

ITEM 8.01.  Other Events.

On April 18, 2011, L&L issued a press release regarding the entering of the coal sales contracts described in Item 1.01 of this report.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release titled “L & L Energy Announces Two Contracts to Supply Coal to Kunming Steel.” Released on April 18, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L & L ENERGY, INC.
(Registrant)

By:	/s/ Dickson V. Lee
Dickson V. Lee,
Chief Executive Officer

 Date: April 20, 2011